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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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                          July 20, 1999 (July 15, 1999)
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                Date of Report (Date of earliest event reported)


                              THE PRESLEY COMPANIES
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             (Exact name of registrant as specified in its charter)


         Delaware                       0-18001                 33-0475923
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(State or Other Jurisdiction          (Commission             (IRS Employer
     of Incorporation)                File Number)        Identification Number)


              19 Corporate Plaza, Newport Beach, California 92660
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               (Address of principal executive offices) (zip code)


                                 (949) 640-6400
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               Registrant's telephone number, including area code


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Items 1-4. Not Applicable.

Item 5. Other Events.

        On July 20, 1999, The Presley Companies issued a press release, a copy of which is attached hereto as Exhibit 99.1 announcing (i) the signing of an amendment and extension to the revised letter of intent, with William Lyon Homes, Inc., a copy of which is attached hereto as Exhibit 10.34 and (ii) the approval by the Board of Directors, subject to shareholder approval, of a merger of The Presley Companies into a newly created wholly-owned subsidiary, Presley Merger Sub, Inc., a Delaware corporation ("Merger Sub").

        A copy of the Certificate of Ownership and Merger is attached hereto as
Exhibit 99.2 and a copy of Merger Sub's Certificate of Incorporation is attached hereto as Exhibit 99.3.

Item 6. Not Applicable.

Item 7. Exhibits.

        Exhibit 10.34 Letter Amendment to Revised Letter of Intent, dated July 15, 1999, by and among William Lyon Homes, Inc. a California corporation, The Presley Companies, a Delaware corporation and Presley Homes, a California corporation.

        Exhibit 99.1   Press Release dated July 20, 1999.

        Exhibit 99.2   Certificate of Ownership and Merger.

        Exhibit 99.3   Certificate of Incorporation of Presley Merger Sub, Inc.

Item 8. Not Applicable.


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                                    SIGNATURE

        Pursuant to the requirements of Section 13 and 15(d) of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 20, 1999

                                             THE PRESLEY COMPANIES,
                                             a Delaware corporation


                                             By: /s/ David M. Siegel
                                                 -------------------------------
                                                 Name: David M. Siegel
                                                 Title: Senior Vice President,
                                                 Chief Financial Officer
                                                 and Treasurer


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                                  EXHIBIT INDEX


Exhibit                             Description
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 10.34             Letter Amendment to Revised Letter of Intent, dated July 15,
                   1999, by and among William Lyon Homes, Inc. a California corporation, The Presley Companies, a Delaware corporation and Presley Homes, a California corporation.

 99.1              Press Release Dated July 20, 1999.

 99.2              Certificate of Ownership and Merger.

 99.3              Certificate of Incorporation of Presley Merger Sub, Inc.